Investor Presentation

NASCENT
FOODSERVICE

June 2008

Safe Harbor Statement

Statements made in this presentation that express the company's or management's intentions, plans, beliefs, expectations or predictions of future events, are forward-looking statements. Those statements are based on many assumptions and are subject to many known and unknown risks, uncertainties and other factors that could cause the company's actual activities, results or performance to differ materially from those anticipated or projected in such forward-looking statements. In light of significant risks and uncertainties inherent in forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by Nascent Foodservice that they will achieve such forward-looking statements. For further details and a discussion of these and other risks and uncertainties, please see our most recent reports on Form 10-KSB and Form 10-QSB, as filed with the Securities and Exchange Commission, as they may be amended from time to time. Nascent Foodservice undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Company Snapshot

Ticker	OTCBB: NCTW
Stock Price (6/3/08)	$0.14
Fully Diluted Shares Out	128 million
Market Cap	$18 million
Net Debt	$10 million
2007 Revenue	$42 million

Company Overview

- First-mover advantage and fastest growing foodservice distributor of imported branded and private-label food & beverage products in Mexico
  - Over 2,000 products and 200 national and private-label brands
  - Seven exclusive distribution rights
- National footprint
- Services over 2,300 Foodservice and Retail Accounts
- Organic and acquisition-focused growth strategy

Recent Business Developments

- Q1 revenues increased three-fold to $16 million
- Q1 gross profit improved by $1.9 million to $2.8 million
- Q1 operating expenses improved by 7 percentage points to 23% of net revenues
- Entered into 2 new distribution agreements
  - Fusion Energy Drink under exclusivity
  - Rockstar Energy Drink
- Announced intent to evaluate strategic alternatives for Palermo Italian Foods and Grupo Sur businesses
  - Focus on core competency of food distribution in Mexico and faster growth, higher margin businesses
  - Evaluating strategic partnership, joint venture or sale

Company History

- **2006**
  - Secured distribution rights for Miller Beer in Baja, CA
  - Completed 2 acquisitions
  - Secured 4 exclusive distribution agreements
- **2007**
  - Completed 3 acquisitions
  - Secured 5 exclusive distribution agreements
- **2008**
  - Announced evaluation of strategic options for Palermo Italian Foods and Grupo Sur (June 08)

Quarterly Revenues



($ in millions)
$50
$40
$30
$20
$10
$0
$0
$5
$42
$17
Q4
12.5
Q3
$8
Q2
$5
Q1
$16
Q1
2005
2006
2007
2008

Strategic Acquisition History

NASCENT FOODSERVICE

Date of Acquisition	Company Name	Brands/ Strategic Advantage
April 2006	Miller Beer of Baja, CA	Miller Lite, Miller
October 2006	Piancone Group International	CORA
November 2006	Palermo Italian Food*	Bellissimo
May 2007	Pasani, SA	Mitsuki 美月, BONÉT
July 2007	Grupo Sur Promociones*	P&G, Schering-Plough, Johnson&Johnson
October 2007	Comercial Targa	NERY'S

*Nascent announced intent to explore strategic alternatives for Palermo Italian Foods and Grupo Sur businesses in May 08

Mexican Foodservice Industry

- Mexico represents 12th largest economy in the World
  - Mexican population in excess of 110 mm
  - Mexico's GDP is over $1 trillion dollars
- Mexico imports $120 billion in food and beverage products*:
  - Foodservice industry represents $46 billion
  - Highly dependent on tourism
- Mexican foodservice market is highly fragmented
  - Serviced by 25,000 regional food distributors with single-line products
  - No one company dominating the distribution system
- Carry higher margins than US distribution
  - US margins between 10-15%
  - Mexico margins between 20-40%

*USDA Foreign Agricultural Service Report, 2002

First Mover Advantage

- National Footprint in Mexico
  - 18 DC's in Mexico
  - 3 DC's in USA
- Total warehouse sq. ft ~ 250,000
- Fleet of 48 distribution trucks
- Seven exclusive distribution rights

Territories Serviced


Tijuana
Cuidad Juárez
Guaymas/
San Carlos
Chihuahua
Loreto
La Paz
Cabo San Lucas
Monterrey
Gulf of Mexico
Mazatlán
Isla
Mujeres
Cancun
Mérida
Playa del Carmen
Cozumel
Puerto Vallarta
Guadalajara
México City
Veracruz
Manzanillo
Cuernavaca
Ixtapa/
Zihuatanejo
Acapulco
Oaxaca
Huatulco

Leading Branded & Private Label Portfolio

- Over 2,000 branded and private label products
  - 250 private label products
  - 750 products under exclusive agreements
  - 1,000 products purchased in the open market

Strong portfolio of private label & branded products

Private Label	Exclusive	Open Market

Comprehensive Product Portfolio

NASCENT FOODSERVICE

Grocery Products	Fresh Meats	Refrigerated Foods
Bread, canned fruit, cereal, dessert mixes, oil, peanut butter, soup, syrups	Chicken, ham, hot dogs, lamb, pork, sausage, deli meats	Butter, cheese, dressings, eggs, milk, sour cream, yogurt
Specialty Foods	**Condiments**	**Snacks**
Gourmet, imports, international cuisine	BBQ sauce, ketchup, relish mayonnaise, mustard, olives, pickles	Chocolates, hard candies, chewing gum, cookies, crackers, nuts
Beer	**Beverages**	**Disposables**
Exclusive distribution agreement for the full line of Miller beers in Baja	Bottled water, cocoa, tea, coffee, drink mixes, juices, soda	Cake boxes, cutlery, foam cups, napkins, food trays, placemats

Exclusive Distribution Relationships

- Miller Beer for Baja California, Mexico
- Bellissimo Pizza Products
- Fusion Energy Shot
- Ferrarelle Water
- Atlantic International (Cora Italian foods and condiments)
- Jolly Rancher Soda
- Clabber Girl
- Several others

Key Retail Partners

NASCENT FOODSERVICE

Channels	Accounts
Supermarkets	WAL★MART SORIANA
Club stores	SAM'S CLUB COSTCO.COM
Convenience Stores	OXXO 7 ELEVEN ampm
Foodservice	Restaurants, hotels, bakeries

Business Model


~2,000 branded and private label products
18 Distribution Centers
Centralized Operations
(Sales, Accounting, Purchasing, etc)
Distribution Fleet (48 trucks + contracted trucks)
4,500 Marketing, Promotion & Stocking Employees*
Supermarkets
Club Stores
Convenience Stores
Food Service

*Nascent announced intent to explore strategic alternatives for Palermo Italian Foods and Grupo Sur businesses in May 08

Competitive Landscape

- Similar market to United States 30 years ago before Sysco or US Foodservice, Inc.
- Nascent disintermediates the supply chain


Nascent
Retailers
Grocery Markets
Club Stores
Convenience Stores
Manufacturer
Importer
Broker
Distributor
Stockers*
Consumer
U.S.
Mexico

Growth Opportunities

- Organic growth expected to be over 30% in 2008
- Pursue Selective Acquisitions
- Leverage Business Model
  - Majority of investment in distribution platform complete
  - Expand higher margin private label offering
  - Adding additional leading brands
- Further Penetrate Existing Distribution Channels

Pursue Selective Acquisitions

NASCENT FOODSERVICE

Opportunity

- Fragmented industry (comparable to United States 30 years ago)
- Estimated 10,000 acquisition opportunities
- Average EBITDA multiple of acquired Company 2.0x -4.0x
- Limited strategic buyer universe

Rationale

- Leverage existing infrastructure
- Expand branded and private label portfolio
- Access additional distribution channels
- Enter complementary product categories
- Retain owners of acquired company to handle sales and collections

Management Team

NASCENT FOODSERVICE

Team Member	Title	Years of industry experience	Industry Experience
Sandro Piancone	Founder, CEO	20	eFoodDepot.com, ROMA
Victor Petrone	President	20	SYSCO, ROMA
Peter White	CFO	40	3 SYSTEMS, Matrix Systems Inc Consulting Services

Financial Overview

Historical Revenue Growth

- Full year 2007 revenues of $42 million increased 9-fold over 2006


Revenue Growth
$50
$25
$0
($ in millions)
$4.7
$42.4
2006
2007

Quarterly Revenue Growth


Quarterly Revenue Growth
$20
$15
$10
$5
$0
($ in millions)
$5.0
$8.0
$13.0
$17.0
$16.0
Q1 07
Q2 07
Q3 07
Q407
Q108

Pro Forma Performance Analysis

- Assumes Palermo Foods and Grupo Sur not included in Nascent's historical Consolidated Statement of Operations for the year end December 31, 2007 and three months ended March 31, 2008

	Pro forma		Actual	
	Year Ended 12/31/2007	Quarter 3/31/2008	Year Ended 12/31/2007	Quarter 3/31/2008
Net Revenues	$ 18,438	$8,416	$ 42,397	$ 16,000
Cost of Revenues	14,014	6,797	35,574	13,167
Gross Margin	4,424	1,619	6,823	2,833
Operating Expense	7,697	1,848	10,692	3,027
Depreciation . Amortization	1,326	434	1,625	578
Total Operating Expenses	9,023	2,282	12,317	3,605
EBITDA	(3,273)	(229)	(3,869)	(194)
			-	
EBIT	(3,273)	(229)	(3,869)	(194)
Other Income (expense)	-	183	-	183
Interest expense	(1,193)	(109)	(2,007)	(109)
Warrant Interest (expense) recapture	(1,916)	442	(1,918)	442
EBT	(6,384)	287	(7,794)	(207)
Tax expense	-	-	-	75
Debt free net earnings	(6,384)	287	(7,794)	(345)
Add: non cash				
Depreciation . Amortization	1,326	434	1,625	578
Warrant Interest	(1,924)	442	(1,924)	442
Add/(Less): Changes in working capital	(292)	2,401	(529)	(242)
Less: Capital expenditures	(150)	(150)	(1,160)	(150)
Debt-free cash flow	$ (7,424)	$ 2,347	$ (7,867)	$ (463)

Balance Sheet Highlights

As of 3/31/2008

- Current Assets of $18.7 million
- Accounts receivable fully insured by AIG
- Total debt of $10.8 million
- Total stockholders equity of $32.2 million

Investment History

- 1 Qtr 2007- $11,300,000 private placement by Brookstreet Securities
- July 2007 – $8,000,000 private placement by York Capital Management
- November 2007 - $7,000,000 private placement by York Capital Management

Investment Summary

- Rapidly Expanding Sales Growth
- First-Mover Advantage
- Fragmented Industry
- Leveraging Infrastructure
- Improving Margins
- Diversified Branded and Private Label Products
- Compelling Customer Value Proposition